Exhibit 10.10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Business Cooperation Framework Agreement

Agreement No.:

This Agreement is executed by and between the following Parties at Beijing:

Party A: Wangsu Science and Technology Co., Ltd.

Address: [***]

Party B: Chindata (Beijing) Co., Ltd.

Address: [***]

Whereas:

1. Party A is a domestic leading service provider of Internet business platform, providing customers with solutions to Internet business platform such as content distribution and acceleration, edge computing, and cloud computing. It is one of the earliest domestic manufacturers of IDC and CDN with good capabilities of business accumulation and marketing as well as good customer relationship.

2. Party B is a big data infrastructure operator focusing on the ecological planning, investment, construction, testing and operation of cloud computing infrastructure industry, providing industrial services in the whole ecological industrial chain in the construction operation, resource development, project operation and maintenance of the data center.

In view of this, Party A and Party B plan to form a cooperative partnership on IDC business cooperation. To clarify the cooperation contents of the Parties and their respective rights and obligations, the Parties agree on the following terms and conditions of this Agreement through equal and voluntary negotiations:

Article 1 Cooperation Model

1. Cooperation model: The Parties determine the following three cooperation models for IDC sales business cooperation:

(1)

The third party resale business[1] means the model that Party A sells data center resources not owned by Party B to the customer and Party A will charge a predetermined commission for the end user service contracts it executes.

(i)	Party B shall provide the list and directory of the third party resources purchased by Party B ([***]) and corresponding purchase cost regularly. [***].

(ii)	Under the business model, with respect to the third party resources introduced to Party B by Party A and purchased by Party B directly:

a. If Party A’s selling price is less than [***]% of the purchase cost, whether the sales contract with the end user is executed by Party A directly or executed by Party B directly through Party A’s introduction, the sales profits shall be divided equally between Party A and Party B, in which the profits mean the selling price of Party A minus the purchase cost of Party B;

b. If Party A’s selling price is more than [***]% of the purchase cost of Party B, the Parties shall settle the amount in accordance with [***]% of the amount in the contract executed by Party A; if Party A introduces the customer to Party B and the contract is executed by Party B directly, Party B shall pay Party A a predetermined commission equal to [***]% of the amount agreed in the executed contract.

c. [***].

[1]	[***].

(2)

Party B’s resources used by Party A for its own use mean data center resources self-owned by Party B and purchased by Party A for its own business operations. [***]. Party A may choose to execute the contract with the third party data centers by itself, which is not bound by this Agreement or other constraints.

(i)

As of the beginning date of this Agreement, the prices of Party B’s own data center resources purchased by Party A for its own use shall remain unchanged during the term of this Agreement; in case of additional resources, the Parties shall negotiate separately for confirmation.

(ii)	With respect to resources purchased by Party B from a third party, Party B shall provide Party A with the executed copy of its resource purchase contract for amount settlement by the Parties.

(iii)	[***].

(3)

The business cooperation of Party B’s self-owned resources means that Party A sells Party B’s self-owned resources to the customer and a service contract is executed between Party A and the customer. [***].

(i)	Party B shall provide Party A with a list of resources that can be sold by Party A, product base prices and reasonable suggested selling prices (only for standard products);

(ii)	If the demand of the third party customer is not the standard product, the Parties shall negotiate separately on the product base price and external selling price for confirmation.

(iii)	The actual selling price of Party A shall not be less than the suggested selling price of Party B; if so, the Parties shall negotiate for confirmation.

(iv)

If the contract is executed between Party A and the end user directly, the Parties shall settle the amount in accordance with [***]% of the amount in the contract executed by Party A; if Party A introduces the customer to Party B and the contract is executed by Party B directly, Party B shall pay Party A a predetermined commission equal to [***]% of the amount agreed in the executed contract.

(v)

Under the cooperation model, if the service provided by Party B is unavailable, resulting in any compensation, the customers directly contracted by Party B shall be compensated by Party B, and direct economic losses caused to Party A therefrom shall also be compensated by Party B according to laws; in principle, the customers directly contracted by Party A shall be compensated according to the contract signed between Party A and the customer according to laws, and Party A shall be compensated by Party B in the same compensation amount and compensation method.

(vi)

If the contents of the contract exceed the scope ([***]) agreed or recognized by the Parties, the contract executed between Party A and the end user cannot be executed prior to Party B’s confirmation on the contents.

2. The Parties shall confirm that, with respect to the third party resale business, as of the beginning date of this Agreement, [***], the renewal conditions between Party A and the existing customer shall not be more stringent than those in the existing contract, namely, the main conditions (including indemnity and exemption) , but if the selling price of the existing customer after renewal is less than [***]% of the purchase cost due to the increased cost, the Parties must negotiate separately; otherwise Party B may refuse to provide services; [***]; however, if main conditions become more stringent due to changes in laws, regulations and industry norms, it shall not be deemed as reasons for refusing providing services and the contents of the contract and SLA shall be upgraded synchronously based on such changes.

If the customer of the third party resale business is a new customer, Party A shall execute an IDC service contract with the customer in the limitation scope of liability in Annex 3 of this Agreement.

The sales contract of Party B’s self-owned data center shall be executed as referred to conditions in Annex 2 and Annex 3 of this Agreement

3. Based on Paragraph 1 of this Article, where the service contract is executed by and between Party A and the end user in the third party resale business and sales of Party B’s self-owned data centers, Party A shall provide Party B with a scanned copy of the contract executed with the end user or the execution information in other means approved by Party B, and Party B shall provide corresponding services in strict accordance with the contract executed by Party A and the end user. Meanwhile, Party B shall provide Party A with accurate utilization data according to orders to meet Party A’s need for timely settlements with customers.

Where a contract is executed directly by and between Party B and the end user in the wholesale and retail businesses of Party B’s self-owned data centers, Party B shall provide Party A with the scanned copy of the contract executed with the customer.

4. The Parties hereby confirm and undertake that, whether there is any difference or dispute over the subsequent cooperation and service between them, the Parties agree to provide the customer with good services and supports. Neither party shall terminate or discontinue its services to the customer without any reason, nor reduce the service quality agreed in the contract (except as required by laws and regulations or the competent administrative authority), nor not cooperate with the reasonable requirement of the customer, nor unilaterally terminate the contract with the customer without any cause; otherwise it shall be deemed as serious breach of contract. The breaching party shall pay the non-breaching party liquidated damages equal to the contract amount and compensate the non-breaching party other losses that the liquidated damages are insufficient in compensation.

5. In the performance of this Agreement, [***] when involving the settlement between Party A and Party B, each party shall provide the other party with a scanned copy of the executed contract.

Article 2 Rights and Obligations of the Parties

1. Under the Cooperation Agreement, where either party signs a contract with the end user, it shall provide the other party with a scanned copy of the contract as the basis for settlement between the Parties.

2. Party A and Party B must pay the other party the service fees or commissions on time, in case of any delay in payment without any reason, it shall pay the non-breaching party liquidated damages [***].

3. Party B shall provide the end user with services in strict accordance with service quality requirements in the contract executed between Party A and the end user. As agreed in the contract, Party B shall not refuse service quality requirements or reasonable demands of the end user without any reason; if any loss is casued to Party A therefrom, Party B must bear direct economic losses of Party A.

4. With respect to the third party resale business, if any compensation is caused due to failure of Party B’s services in meeting standards agreed in the contract executed by Party A and the end user, Party A shall pay in advance; thereafter, Party A and Party B shall bear the compensation on a pro-rata basis according to the Parties’ respective profit percentage.

5. Where Party A needs to use materials, qualifications and cases of Party B in conditions such as tendering, customer communication, project communication or needs cooperation of Party B, Party A is required to communicate with Party B in advance, Party B shall actively cooperate, and Party A shall keep confidential relevant materials provided by Party B to Party A.

6. Party B is entitled to manage and take records of the authorized customers who can access the data center premises for constructions, equipment launch and removal, and commissioning tests. In case that the end user executing a contract with Party A causes direct losses of Party B and other cooperating customers of Party B in the performance of the contract, Party A must compensate Party B in advance and recover such compensation from the infringing party, and Party B must cooperate with Party A free of charge and in a timely manner.

7. With respect to the cooperation model of the third party resale and retail of Party B’s self-owned data centers,

(1) The Parties agree and confirm that, [***]; Party B shall not sign a contract with the existing customer of Party A without written consent or permission of Party A. Where the existing customer of Party A signs a contract with Party B directly, the Parties agree that Party B shall pay Party A commissions according to the proportion agreed in the contract. [***].

(2) In case of any additional customer, Party A shall register such customer according to registration requirements of Party B.

8. To meet the requirements of information security compliance management, the Parties shall assist and cooperate with each other in providing relevant information of customers.

9. [***].

Article 3 Settlement Proportion

1. When the contracted customer expands resources, adds new demands in the contract performance process, the portion of expansion and addition shall be settled separately by the Parties according to the relevant provisions of this Agreement.

2. Where the contracted customer renews the contract upon expiration in the contract term, the Parties shall make settlement in accordance with the relevant provisions of this Agreement (namely, Party A, the renewal customer, shall still enjoy the commissions agreed herein).

Article 4 Settlement and Payment

1. Party A and Party B shall designate contact persons in charge of the business under this Agreement, respectively, and business transactions between the Parties shall be in the form of confirmations or statements affixed with seals of their companies.

2. When signing new contract orders, renewing or changing contract orders with the end user, Party A shall provide Party B with confirmed orders in advance, and Party B shall provide services as the orders and make settlements with Party A.

3. Settlement date:

(1) With respect to the cooperation model of the third party resale business and sale of Party B’s self-owned resources, in principle, the Parties shall make fixed settlements based on one natural month. The Parties shall check the data within 10 days after the end of each account period, and make settlements through bank transfers into the account of the corresponding party according to statement results of the Parties within 15 working days upon receipt of legal VAT special invoice issued by the other party.

(2) With respect to the model of using Party B’s resources by Party A for its own use, the Parties shall make settlements based on one natural month. The Parties shall check the data within 10 days after the end of each account period, and Party A shall make settlements through bank transfers into the account of Party B according to statement results of the Parties within 15 working days upon receipt of legal VAT special invoice issued by Party B.

(3) The above accounting period is fixed. Payment by Party A to Party B shall not be made on the premise that Party A receives the payment from the customer.

3. The contact person in charge of the business designated by Party A is [***], contact phone number is [***], contact e-mail is [***]; the contact person in charge of the business designated by Party B is [***], contact phone number is [***], contact e-mail is [***]. The contact person in charge of the business of the Parties may confirm business contents, cooperation information, customer needs and bill settlement through the email address agreed in this Agreement, and the confirmation of contact person in charge of the business shall be deemed as confirmation and commitment of the party designating the person in charge.

4. If either party needs to change the designated person in charge of the business or contact information of the person in charge, it shall inform the other party of the contract in writing 5 working days prior to the change.

5. Party A and Party B confirm that the selling price, purchase cost, price of purchased resources and contract amount of the business of the Parties under this Agreement shall be the amount excluding tax.

Article 5 Term

1. This Agreement shall be valid for two years.

2. This Agreement shall terminate upon expiration. If it is required to continue the cooperation, the Parties shall negotiate in advance and execute a separate written document.

Article 6 Cancellation or Termination of Agreement, Liability for Breach and Compensation

1. If either party fails to comply with the provisions of this Agreement, violates the main provisions or fails to reach the agreed conditions within the specified time limit, it shall be deemed as a breach of the Agreement. The non-breaching party is entitled to request the breaching party to take remedies; if the remedies cannot make up losses of the non-breaching party or effective remedies cannot be performed, the non-breaching party can unconditionally suspend or terminate this Agreement. Unless otherwise agreed, if any loss is caused to the non-breaching party, the breaching party shall bear all the liabilities for breach of contract and compensate all losses of the non-breaching party according to laws.

2. Where the Parties cease the cooperation for any reason, the Parties shall continue to implement the projects under cooperation till completion of such projects. No matter what the future situation of cooperation between the Parties is, the Parties undertake that they will not affect the service quality of end user.

3. Where either party needs to terminate the Agreement or the cooperation in advance in the performance of this Agreement, it shall notify the other party 60 days in advance and obtain the consent of the other party.

4. If either party is subject to administrative penalty or liable for litigation compensations due to any failure of the other party, the default party shall compensate actual losses of the other party.

Article 7 Application of Laws and Dispute Resolution

1. The conclusion, validity, interpretation, performance and dispute resolution of this Agreement shall follow laws, regulations of the People’s Republic of China, regulations of the telecommunications regulatory authority and norms of the computer industry.

2. For any dispute in the performance of this Agreement or relevant to this Agreement, the Parties shall settle it through friendly negotiation.

3. If the negotiation fails, either party is entitled to submit the dispute to the Beijing Arbitration Commission for arbitration in accordance with the arbitration rules in force at that time.

Article 8 Confidentiality

1. With respect to the mutual cooperation, the Parties undertake and warrant that they are obligated not to disclose confidential information to a third party. Such confidential information means any confidential information in oral, written or other forms in connection with the cooperation between the Parties, disclosed by one party to the other party, including but not limited to the business plan, customer list, technical data, product idea, development plan, staff list, operation manual, processing technology, technical theory, invention and creation, financial condition and other materials agreed as confidential information upon delivery (hereinafter referred to as “Confidential Information”).

2. For the confidential information described in this Agreement, the Parties and their agents and representatives shall (1) keep the information confidential in a degree no less than that of protecting their own confidential information (at least in a reasonable degree); (2) ask persons who are informed of the confidential information to keep the confidential information confidential; (3) if necessary, use confidential information in a manner mutually agreed by the Parties in writing.

3. For the following information, the Parties are exempted from confidentiality obligations: information obtained by the public through lawful means; information obtained from a third party by means not violating any duty of confidentiality; information required to be disclosed by law or by a competent government department under an act or information required to be disclosed according to legal procedures.

4. The confidentiality term shall survive the termination of the Agreement between the Parties. No matter during the term of this Agreement, or after termination or cancellation of this Agreement, either party shall assume the obligation of confidentiality to contents of this Agreement, the business secrets or other technical and operation information of the other party obtained in any means during the performance of this Agreement, and shall not disclose or leak to any other third party or misuse such information, except as otherwise provided by the current laws and regulations of China or with the written consent of the other party. Otherwise, the breaching party shall compensate direct losses of the non-breaching party.

Article 9 Miscellaneous

1. This Agreement is a complete document agreed by the Parties with respect to the contents of this Agreement. This agreement and any annex hereto constitute the entire expression of the Parties under this Agreement.

This Agreement shall supersede any oral or written agreement by the Parties with respect to the intent, representation and understanding of any transaction proposed to be performed under this Agreement prior to the execution date of this Agreement.

2. A Supplementary Agreement for this Agreement and related matters hereof can be executed by and between the Parties. The Supplementary Agreement and the Agreement shall have the same legal effects.

Article 10 Validity and Copies of the Agreement

1. This Agreement is made in quadruplicate, two for Party A and two for Party B, each copy with the same legal effect.

2. This Agreement shall come into force as of the date having signatures and seals of the Parties.

Party A: Wangsu Science and Technology Co., Ltd.	Party B: Chindata (Beijing) Co., Ltd.

(Affixed with a seal)	(Affixed with a seal)